UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2020

OFFICE DEPOT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	59-2663954
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL		33496
(Address of Principal Executive Offices)		(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On February 27, 2020, Office Depot, Inc. (the “Company”) announced that Jerri DeVard, Executive Vice President, Chief Customer Officer, will leave the Company effective March 16, 2020 (the “Separation Date”). In connection with her departure, Ms. DeVard and the Company will enter into a General Release Agreement (the “Agreement”), pursuant to which Ms. DeVard will receive the following severance benefits consistent with the terms of her letter agreement with the Company dated September 14, 2017 (the “Letter Agreement”): (a) $862,500.00, which equates to eighteen (18) months of Ms. DeVard’s annual base salary in effect on the Separation Date; (b) $14,224.77, which equates to eighteen (18) times the difference between the Company’s monthly COBRA charge for the type of Company-provided group health plan coverage in effect for Ms. DeVard on the Separation Date and the applicable active employee charge for such coverage; and (c) payment under the Company’s 2020 Corporate Bonus Plan, at the earned rate, if any, based on the Company’s achievement of predetermined performance metrics and Ms. DeVard’s 2020 eligible earnings (the “Contractual Severance”). In addition, pursuant to the terms of the Agreement, Ms. DeVard will receive an additional payment in the amount of $222,080.91 and six (6) months of outplacement services (the “Additional Severance” and together with the Contractual Severance, the “Severance Benefits”). The Severance Benefits are subject to Ms. DeVard executing and not revoking a release of all claims against the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE DEPOT, INC.

Date: March 4, 2020	/s/ N. David Bleisch
	Name:	N. David Bleisch
	Title:	EVP, Chief Legal & Administrative Officer and Corporate Secretary

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